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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 19, 1998
                                                -------------------------------

                                MERCK & CO., Inc.
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             (Exact name of Registrant as specified in its charter)

                                   New Jersey
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                 (State or other jurisdiction of incorporation)

         1-3305                                 22-1109110
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  (Commission File Number)             (I.R.S Employer Identification No.)

  One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100
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   (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code  (908)423-1000
                                                  ------------------------------


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Item 5.  Other Events
---------------------

Incorporated by reference is a press release issued by the Registrant on May 19, 1998, attached as Exhibit 99, concerning the Registrant's announcement that it has reached an agreement with DuPont to sell its one-half interest in the DuPont Merck Pharmaceutical Company to DuPont for $2.6 billion in cash.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)      Exhibits
         --------

     Exhibit 99   Press release issued                    Filed with
                  May 19, 1998                            this document



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    MERCK & CO., Inc.




Date:  May 28, 1998                                 By: /s/ Nancy V. Van Allen
                                                        ----------------------
                                                        NANCY V. VAN ALLEN
                                                        Assistant Secretary













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                                  EXHIBIT INDEX



Exhibit
Number      Description
------      -----------

 99         Press release issued May 19, 1998